UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2023

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, the Board of Directors of VineBrook Homes Trust, Inc. (the “Company”) appointed Brian Mitts as the Company’s President. Mr. Mitts previously served as Interim President and Mr. Mitts will also continue to serve as the Company’s Chief Financial Officer, Treasurer and Assistant Secretary.

Mr. Mitts, age 52, has served as a member of our Board since July 2018, as our Chief Financial Officer, Treasurer and Assistant Secretary since November 2018 and as our Interim President from September 2021 to February 2022. Mr. Mitts also served as our President and Treasurer from July 2018 until October 2018. Mr. Mitts co-founded NexPoint Real Estate Advisors, L.P. (“NREA”) as well as NexPoint Residential Trust, Inc. (“NXRT”), NexPoint Real Estate Finance, Inc. (“NREF”) and other real estate businesses with Mr. McGraner and Mr. Dondero. Currently, Mr. Mitts leads our financial reporting and accounting teams and is integral in financing and capital allocation decisions. Prior to co-founding NREA, NXRT and NREF, Mr. Mitts was Chief Operations Officer of Highland Funds Asset Manager, L.P., the external advisor of open-end and closed-end funds where he managed the operations of these funds and helped develop new products. Mr. Mitts was also a co-founder of NexPoint, the parent of NREA. He has worked for NREA or its affiliates since 2007. Mr. Mitts has also served as a director of NXRT since September 2014 and as the Chief Financial Officer, Executive Vice President-Finance and Treasurer of NXRT since March 2015. In February 2019, Mr. Mitts was also appointed Secretary of NXRT. From September 2014 to March 2015, Mr. Mitts served as President and Treasurer of NXRT. Mr. Mitts has also served as the Chief Financial Officer, Executive VP-Finance, Treasurer and Corporate Secretary of NHT since December 2018, as the Chief Financial Officer, Executive Vice President-Finance, Secretary and Treasurer of NREF since February 2020, and as a member of the board of directors of NREF since June 2019. Since November 2020, Mr. Mitts has also served as Chief Financial Officer, Secretary and Treasurer of NexPoint Storage Partners, Inc. (“NSP”). Mr. Mitts has also served as Chief Financial Officer, Executive Vice President-Finance, Treasurer and Assistant Secretary and a director of NexPoint Diversified Real Estate Trust (“NXDT”) since July 2022.

Mr. Mitts has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 22, 2023, the Board of Directors of VineBrook Homes Trust, Inc. approved and adopted an amendment and restatement of the Company’s Bylaws (the “Amended and Restated Bylaws”). Among other things, the Amended and Restated Bylaws:

(a)
Enhance disclosure and procedural requirements in connection with stockholder nominations of directors, including by (i) requiring any stockholder submitting a director nomination notice to represent as to whether such stockholder intends to solicit proxies in support of director nominees other than the Board of Directors’ nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) requiring such nominating stockholder to provide sufficient evidence, at the Company’s request, that certain requirements of Rule 14a-19 under the Exchange Act have been satisfied, (iii) providing that the Company will disregard proxies or votes solicited for such stockholder’s nominees if such stockholder fails to comply with the requirements of Rule 14a-19 and (iv) incorporating other technical changes in light of the universal proxy rules adopted by the Securities and Exchange Commission;

(b)
Clarify that a stockholder is permitted to cast a vote by proxy filed in accordance with the procedures established by the Company, if that proxy is (i) executed or authorized by such stockholder or its agent in a manner permitted by law, (ii) compliant with Maryland law and the Company’s Amended and Restated Bylaws and (iii) filed in accordance with the procedures established by the Company;

(c)	Clarify that the Board of Directors may determine that a meeting of stockholders may be held by means of remote communication;

(d)	Outline the procedures for announcing the date, time and place of a reconvened meeting of stockholders in the event a meeting of stockholders is adjourned;

(e)
Enhance provisions providing for an exclusive forum for certain litigation, including to (i) specify the sole and exclusive forum for any Internal Corporate Claim, as such term is defined in the Maryland General Corporation Law (the “MGCL”) or any successor provision thereof, any action or proceeding to interpret, apply, enforce or determine the validity of the Company’s charter or the Amended and Restated Bylaws (including any right, obligation, or remedy thereunder), and any action or proceeding as to which the MGCL confers jurisdiction on the Circuit Court for Baltimore City, Maryland, (ii) exclude from application of the exclusive forum provisions any suits brought to enforce a duty or liability created by the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction and (iii) specify that the federal district courts of the United States of America will, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, in the case of (i) and (iii) except with the written consent of the Company to the selection of an alternative forum; and

(f)	Implement other technical and administrative changes and enhancements, including as related to procedures for meetings of stockholders.

The preceding summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in connection with, the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of VineBrook Homes Trust, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts

Name:	Brian Mitts
Title:	President, Chief Financial Officer, Assistant Secretary and Treasurer

Date: February 27, 2023